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Exhibit 10.3

List of Omitted Registration Rights Agreements

1.
Registration Rights Agreement dated July 26, 2002 among The Macerich Partnership, L.P., The Macerich Company and Russ Lyon.

2.
Registration Rights Agreement dated July 26, 2002 among The Macerich Partnership, L.P., The Macerich Company and Lynch Limited Partnership.

3.
Registration Rights Agreement dated July 26, 2002 among The Macerich Partnership, L.P., The Macerich Company and Auther Family Trust.

4.
Registration Rights Agreement dated July 26, 2002 among The Macerich Partnership, L.P., The Macerich Company and Roy A. Brown.

5.
Registration Rights Agreement dated July 26, 2002 among The Macerich Partnership, L.P., The Macerich Company and L.M. Warner.

6.
Registration Rights Agreement dated July 26, 2002 among The Macerich Partnership, L.P., The Macerich Company and Gilbert W. Chester.

7.
Registration Rights Agreement dated July 26, 2002 among The Macerich Partnership, L.P., The Macerich Company and John F. Rasor.

8.
Registration Rights Agreement dated July 26, 2002 among The Macerich Partnership, L.P., The Macerich Company and Robert L. Ward.

9.
Registration Rights Agreement dated July 26, 2002 among The Macerich Partnership, L.P., The Macerich Company and Dayton W. Adams.

10.
Registration Rights Agreement dated July 26, 2002 among The Macerich Partnership, L.P., The Macerich Company and Westcor Limited Partnership.

11.
Registration Rights Agreement dated July 26, 2002 among The Macerich Partnership, L.P., The Macerich Company and Lyon Children's Trust.

12.
Registration Rights Agreement dated July 26, 2002 among The Macerich Partnership, L.P., The Macerich Company and Juszczak Family Trust.

13.
Registration Rights Agreement dated July 26, 2002 among The Macerich Partnership, L.P., The Macerich Company and Frederick O. Cox.

14.
Registration Rights Agreement dated July 26, 2002 among The Macerich Partnership, L.P., The Macerich Company and Scott B. Lyon.

15.
Registration Rights Agreement dated July 26, 2002 among The Macerich Partnership, L.P., The Macerich Company and David M. Beckham.

16.
Registration Rights Agreement dated July 26, 2002 among The Macerich Partnership, L.P., The Macerich Company and Robert B. Williams.

17.
Registration Rights Agreement dated July 26, 2002 among The Macerich Partnership, L.P., The Macerich Company and William P. Whiteside.

18.
Registration Rights Agreement dated July 26, 2002 among The Macerich Partnership, L.P., The Macerich Company and Darrell E. Beach.

19.
Registration Rights Agreement dated July 26, 2002 among The Macerich Partnership, L.P., The Macerich Company and Frederick W. Collings.

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Exhibit 10.3
List of Omitted Registration Rights Agreements